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                                   VAN KAMPEN
                             GLOBAL FRANCHISE FUND

                                A SERIES OF THE
                          VAN KAMPEN SERIES FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 17, 2000
                   TO THE PROSPECTUS DATED OCTOBER 28, 1999,
               SUPERCEDING THE SUPPLEMENT DATED JANUARY 11, 2000

     The Front Cover Page of the Prospectus is supplemented by adding the following:

          The Fund's Board of Directors recently reviewed and approved a change of the Fund's name and the addition of certain tax-sensitive portfolio management strategies to the Fund's overall portfolio management strategy. It is anticipated that the changes will become effective on or about April 3, 2000. The Fund will be renamed the Van Kampen Tax Managed Global Franchise Fund. The Fund's investment objective of long-term capital appreciation will be unchanged, and the Fund's investment adviser will seek to achieve the Fund's investment objective by continuing to invest primarily in a portfolio of publicly traded equity securities of issuers that, in the judgment of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund's investment adviser will also attempt to minimize the impact of federal income taxes on shareholder returns. Instituting tax-sensitive strategies may result in lower pre-tax returns for the Fund than for a fund that is not tax managed. This may make the Fund less suitable for those shareholders who are not sensitive to the federal income tax consequences of their investment (such as individual retirement accounts or other tax-exempt or tax-deferred accounts).

          The section of the inside back cover of the Prospectus entitled BOARD OF DIRECTORS AND OFFICERS - BOARD OF DIRECTORS was previously supplemented by deleting Richard M. DeMartini* and Don G.
     Powell* and adding Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

          * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.